Tortoise Pipeline & Energy Fund, Inc. 2014 3rd Quarter Report • August 31, 2014

1	2014 3rd Quarter Report

Company at a glance

Tortoise believes Tortoise Pipeline & Energy Fund, Inc. (NYSE: TTP) is the first closed-end fund that focuses particularly on the broader $400 billion+ North American pipeline universe.

Investment strategy

TTP seeks to provide stockholders with a high level of total return, with an emphasis on current distributions. Our fund focuses particularly on North American pipeline companies that transport natural gas, natural gas liquids, crude oil and refined products, and to a lesser extent, on other energy infrastructure companies.

Because of our traditional flow-through nature as a regulated investment company (RIC), we have the differentiated ability and flexibility to efficiently target and access traditional pipeline corporations alongside master limited partnerships (MLPs). Over 75 percent of our portfolio will generally be in companies structured as corporations or limited liability companies domiciled in the United States, Canada or United Kingdom with the remaining up to 25 percent in MLPs. We believe the broader North American pipeline universe offers strong business fundamentals and expanded growth opportunities.

We also write (sell) covered call options to seek to enhance long-term return potential across economic environments, increase current income and mitigate portfolio risk through option income. Our covered call strategy focuses on other energy infrastructure companies that we believe are integral links in the value chain for pipeline companies.

Distribution Policy: Tortoise Pipeline & Energy Fund, Inc. (“TTP”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TTP during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TTP during such year. In accordance with its Policy, TTP distributes a fixed amount per common share, currently $0.4075, each quarter to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TTP’s performance, TTP expects such distributions to correlate with its performance over time. Each quarterly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TTP’s performance for the entire calendar year and to enable TTP to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TTP and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TTP’s assets to a level that was determined to be detrimental to TTP shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TTP’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TTP’s investment performance from the amount of the distribution or from the terms of TTP’s distribution policy. TTP estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TTP is paid back to you. A return of capital distribution does not necessarily reflect TTP’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TTP’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TTP will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	2

TTP seeks to provide:

Attractive total return potential with high current income in a defensive sector

Access to real, long-lived pipeline assets essential to the functioning of the US economy

Exposure to expanded energy infrastructure growth projects that connect new areas of supply with demand

Ability to efficiently invest across North American pipeline universe through traditional flow-through fund structure

Investor simplicity through one 1099, no K-1s, no unrelated business taxable income, IRA suitability

Expertise of Tortoise Capital Advisors, a leading and pioneering energy infrastructure investment firm

Portfolio statistics by ownership structure	Portfolio statistics by asset type

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

3	2014 3rd Quarter Report

September 29, 2014

Dear fellow stockholders,

The third fiscal quarter ending Aug. 31, 2014 was an upbeat one for North American pipeline companies. Their success was driven by the continued and critical need for energy infrastructure build-out to transport the robust volumes of crude oil and natural gas produced out of North American shales, as well as proposed merger and acquisition activity.

Broader market performance also was strong during the third fiscal quarter, despite the intensifying and increasingly complex conflict in the Middle East. Interest rates remained low, although in July Federal Reserve Chairwoman Janet Yellen, testifying before the Senate Banking Committee, said that the Fed may need to raise interest rates sooner than expected. Also during the quarter, a steady stream of upbeat economic data reflected economic growth. For the three- and nine-month periods ending Aug. 31, 2014, the S&P 500 Index® returned 4.7 percent and 12.7 percent, respectively.

Pipeline sector review and outlook

The Tortoise North American Pipeline IndexSM returned 11.5 percent and 30.0 percent for the three- and nine-month periods ending Aug. 31, 2014, respectively. This fiscal quarter and year-to-date performance far outpaced that of the broader equity market as represented by the S&P 500 Index, driven largely by the continued need for greater pipeline takeaway capacity.

As we enter the final quarter of the fund’s fiscal year, oil and gas production continues to exceed estimates. This robust production also continues to drive the need for changes in our nation’s pipeline infrastructure. Despite its 2.6 million miles of natural gas and liquid petroleum products pipelines,¹ takeaway capacity for the copious volumes of oil and natural gas being produced out of North American shales remains insufficient. MLP and pipeline companies are continuing to respond to the need for more infrastructure. Several new projects have come on line recently and additional projects are scheduled to begin operations later this year. We project capital investment in MLP, pipeline and related organic growth projects through 2016 of approximately $125 billion.

Capital markets continue to underpin sector growth, with MLP and pipeline companies raising approximately $12 billion in equity and more than $8 billion in debt offerings during the third fiscal quarter, bringing the totals for equity and debt raised fiscal year to date to approximately $38 billion and $32 billion, respectively. There were seven new MLP initial public offerings in the third quarter, with activity in each sector of the energy value chain, ranging from a bituminous thermal coal producer, to an owner and operator of petroleum terminals, to a petrochemical company.

Merger and acquisition activity was a key driver this fiscal quarter, with approximately $88 billion in transactions, bringing the total to approximately $104 billion in MLP and pipeline transactions announced thus far during the fiscal year. Most of this activity was Kinder Morgan, Inc. (KMI)’s proposed acquisition of three of its affiliates: Kinder Morgan Energy Partners, L.P. (KMP), Kinder Morgan Management, LLC (KMR) and El Paso Pipeline Partners, L.P. (EPB), consolidating four publicly traded pipeline companies into one entity, pending shareholder approval, which is valued at approximately $70 billion.

Fund performance review

The fund’s total assets increased from approximately $457 million on May 31, 2014, to $503 million on Aug. 31, 2014, primarily from net realized and unrealized gains on investments. As fund assets grew, leverage (including bank debt, senior notes and preferred stock) as a percent of total assets declined marginally, ending the fiscal quarter at 17.8 percent.

At fiscal quarter end, the fund paid a distribution of $0.4075 per common share ($1.63 annualized) to stockholders. This distribution represented an annualized distribution rate of 4.5 percent based on the fund’s fiscal quarter closing price of $36.46. Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

For the third fiscal quarter, the fund’s market-based total return was 11.9 percent and its NAV-based total return was 14.0 percent (34.7 percent and 40.2 percent, respectively,

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	4

for the nine months ending Aug. 31, 2014), including the reinvestment of distributions. As such, the discount in the fund’s stock price relative to its NAV widened during the period. Discounts have widened over the past several months across the broader closed-end fund market, including energy-focused closed-end funds. We believe this is due in part to concerns about rising interest rates. This more technical market pressure has occurred at the same time as the fund’s strong NAV performance, magnifying the discount. We continue to believe in our investment focus on quality, sustainable distributions and growth.

Key quarterly asset performance drivers

A number of factors drove the fund’s asset performance during the fiscal quarter:

  Natural gas pipeline companies contributed the most to the fund’s absolute asset performance. Performance was helped by superior relative selection in strategically located natural gas pipelines. The fund also benefited from its net exposure to certain Kinder Morgan affiliates whose performance accelerated after the announced proposed acquisition.

  Crude oil pipeline companies benefiting from increasing production contributed significantly to absolute performance, while astute selection also worked in the fund’s favor.

  Gathering and processing pipeline companies that benefited from increased transportation of natural gas liquids (NGLs) volumes also helped. Performance was also enhanced by strong selection and a sector overweight.

  The fund’s covered call strategy, which focuses on independent energy companies that are key pipeline transporters, contributed to the fund’s ability to generate current income. However, the low volatility that characterized the quarter somewhat restrained this strategy. The notional amount of the fund’s covered calls averaged approximately 13 percent of total assets, and their out-of-the-money percentage averaged approximately 6 percent during the quarter.

  While some independent energy companies faced headwinds that included short-term supply/demand imbalances and price differentials related to insufficient takeaway capacity in certain basins and falling crude oil prices, they contributed to absolute performance.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding thoughts

In our view, pipeline companies with strategically located assets will continue to benefit from the robust volumes of oil and natural gas being produced in the premier North American shales, which underscores the need for significant pipeline infrastructure build-out. We believe that TTP offers stockholders a long-term investment opportunity with the potential for a high level of total returns with sustainable distributions.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Pipeline & Energy Fund, Inc.

The Tortoise North American Pipeline IndexSM is a float-adjusted, capitalization-weighted index of energy pipeline companies domiciled in the United States and Canada. The S&P 500 Index is an unmanaged market-value-weighted index of stocks, which is widely regarded as the standard for measuring large-cap U.S. stock market performance.

¹U.S. Department of Transportation Pipeline and Hazardous Materials Safety Administration

Past performance is no guarantee of future results.

(unaudited)
Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

5	2014 3rd Quarter Report

Key Financial Data (supplemental unaudited information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	2013		2014
	Q3(1)	Q4(1)	Q1(1)	Q2(1)	Q3(1)
Total Income from Investments
Dividends and distributions received from investments	$3,153	$3,125	$3,246	$3,425	$3,502
Less foreign withholding taxes	(42)	(39)	(38)	(41)	(52)
Dividends paid in stock	631	649	663	681	682
Net premiums on options written	1,659	1,679	1,837	1,685	1,496
Total from investments	5,401	5,414	5,708	5,750	5,628
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	862	872	925	1,032	1,148
Other operating expenses	132	134	152	162	164
	994	1,006	1,077	1,194	1,312
Distributable cash flow before leverage costs	4,407	4,408	4,631	4,556	4,316
Leverage costs(2)	628	630	637	643	643
Distributable Cash Flow(3)	$3,779	$3,778	$3,994	$3,913	$3,673
Net realized gain on investments and
foreign currency translation, for the period	$2,921	$9,613	$4,870	$3,664	$2,924
As a percent of average total assets(4)
Total from investments	5.64%	5.56%	5.69%	5.26%	4.64%
Operating expenses before leverage costs	1.04%	1.03%	1.07%	1.09%	1.08%
Distributable cash flow before leverage costs	4.60%	4.53%	4.62%	4.17%	3.56%
As a percent of average net assets(4)
Total from investments	7.23%	7.16%	7.34%	6.64%	5.71%
Operating expenses before leverage costs	1.33%	1.33%	1.39%	1.38%	1.33%
Leverage costs and current taxes	0.84%	0.83%	0.82%	0.74%	0.65%
Distributable cash flow	5.06%	5.00%	5.13%	4.52%	3.73%
Selected Financial Information
Distributions paid on common stock	$4,081	$4,082	$4,082	$4,082	$4,081
Distributions paid on common stock per share	0.4075	0.4075	0.4075	0.4075	0.4075
Total assets, end of period	380,701	392,764	417,127	456,893	503,048
Average total assets during period(5)	379,776	390,256	406,555	433,489	481,017
Leverage(6)	81,700	87,200	84,400	90,000	89,600
Leverage as a percent of total assets	21.5%	22.2%	20.2%	19.7%	17.8%
Net unrealized appreciation, end of period	63,230	69,119	90,160	128,774	178,087
Net assets, end of period	292,958	303,797	326,739	363,949	410,405
Average net assets during period(7)	296,319	303,301	315,189	343,389	390,977
Net asset value per common share	29.25	30.33	32.62	36.34	40.97
Market value per common share	27.65	28.11	29.04	32.95	36.46
Shares outstanding (000’s)	10,016	10,016	10,016	10,016	10,016

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, distributions to preferred stockholders and other recurring leverage expenses.
(3)

“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by net premiums on options written, the return of capital on distributions, the value of paid-in-kind distributions, and amortization of debt issuance costs.

(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of senior notes, preferred stock and outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	6

Management’s Discussion (unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Pipeline & Energy Fund, Inc.’s (“TTP”) primary investment objective is to provide a high level of total return, with an emphasis on current distributions. We seek to provide stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We focus primarily on pipeline companies that engage in the business of transporting natural gas, natural gas liquids (“NGLs”), crude oil and refined petroleum products, and, to a lesser extent, on other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather, process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or NGLs or that provide electrical power generation (including renewable energy), transmission and/or distribution. We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio.

TTP is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Market values of our investments increased during the 3rd quarter, contributing to an increase in total assets of approximately $46.2 million since May 31, 2014. Total income from our investments decreased while an increase in average total assets during the quarter resulted in increased asset-based expenses. We maintained our quarterly distribution of $0.4075 per share. Additional information on these events and results of our operations are discussed below.

Critical accounting policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining distributions to stockholders

We pay quarterly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our quarterly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes. Our Board of Directors reviews the distribution rate quarterly and may adjust the quarterly distribution throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the amount we receive as cash or paid-in-kind distributions from common stock, master limited partnerships (“MLPs”), affiliates of MLPs, and pipeline and other energy companies in which we invest, and dividend payments on short-term investments we own. Income also includes the premiums received from sales of covered call options, net of amounts paid to buy back out of the money options. The total expenses include current or anticipated operating expenses and leverage costs. Each are summarized for you in the Key Financial Data table and are discussed in more detail below.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) the

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

7	2014 3rd Quarter Report

Management’s Discussion (unaudited)
(continued)

Statement of Operations, in conformity with U.S. generally accepted accounting principles (“GAAP”), recognizes distributions and dividend income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distributions and dividend income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) net premiums on options written (premiums received less amounts paid to buy back out of the money options) with expiration dates during our fiscal quarter are included in the DCF calculation, whereas GAAP recognizes the net effect of options written as realized and unrealized gains (losses). A reconciliation of Net Investment Income to DCF is included below in Distributable Cash Flow and Capital Gains.

Income from investments

We seek to achieve our investment objectives by investing in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

We focus primarily on pipeline companies that engage in the business of transporting natural gas, NGLs, crude oil and refined products through pipelines, and, to a lesser extent, on other energy infrastructure companies. These pipeline companies own and operate long haul, gathering and local gas distribution pipelines.

We also seek to provide current income from gains earned through a covered call option strategy, which consists of writing (selling) call options on selected equity securities in our portfolio. We focus our covered call strategy on other energy infrastructure companies that we believe are integral links in the energy infrastructure value chain for pipeline companies. We typically aim to write call options that are approximately 5 to 15 percent out-of-the-money on approximately 20 percent of our portfolio, although we may adjust these targets depending on market volatility and other market conditions.

Total distributions received from our investments and option strategy for the 3rd quarter 2014 were approximately $5.6 million, an increase of 4.2 percent as compared to 3rd quarter 2013 and a decrease of 2.1 percent as compared to 2nd quarter 2014. This reflects earnings on our investments of $4.1 million and net premiums on options written of approximately $1.5 million. The per share distribution increases from our investments during the quarter were more than offset by reduced net option premiums due to a continuous low volatility environment. On an annualized basis, the total received from investments equates to 4.64 percent of our average total assets for the quarter.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee; and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.08 percent of average total assets for the 3rd quarter 2014, an increase of 0.04 percent as compared to 3rd quarter 2013 and a decrease of 0.01 percent as compared to 2nd quarter 2014. Advisory fees for the 3rd quarter 2014 increased 11.2 percent from 2nd quarter 2014 as a result of increased average managed assets during the quarter. While the contractual advisory fee is 1.10 percent of average monthly managed assets, the Adviser waived an amount equal to 0.20 percent of average monthly managed assets for calendar year 2013, and has agreed to waive an amount equal to 0.15 percent of average monthly managed assets for calendar year 2014. Other operating expenses were relatively unchanged as compared to 2nd quarter 2014.

Leverage costs consist of two major components: (1) the direct interest expense on our senior notes and short-term credit facility, and (2) distributions to preferred stockholders. Other leverage expenses include rating agency fees and commitment fees. Total leverage costs for DCF purposes were approximately $0.6 million for the 3rd quarter 2014, unchanged as compared to 2nd quarter 2014.

The weighted average annual rate of our leverage at August 31, 2014 was 2.78 percent including balances on our bank credit facility which accrue interest at a variable rate equal to one-month LIBOR plus 1.125 percent. Our weighted average rate may vary in future periods as a result of changes in LIBOR, the utilization of our credit facility, and as our leverage matures or is redeemed. Additional information on our leverage is included in the Liquidity and Capital Resources discussion below.

Distributable cash flow and capital gains

For 3rd quarter 2014, our DCF was approximately $3.7 million, a decrease of 6.1 percent as compared to 2nd quarter 2014. This is the net result of the changes in income and expenses as described above. This equates to an annualized rate of 3.56 percent of average total assets for the quarter and 3.73 percent of average net assets for the quarter. In addition, we had net realized gains on investments of approximately $2.9 million during the quarter.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	8

Management’s Discussion (unaudited)
(continued)

We paid a distribution of approximately $4.1 million, or $0.4075 per share, during the quarter, unchanged from the 2nd quarter 2014.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for 2014 YTD and 3rd quarter 2014 (in thousands):

	2014	3rd Qtr
	YTD	2014
Net Investment Income	$430	$158
Adjustments to reconcile to DCF:
Net premiums on options written	5,018	1,496
Distributions characterized as return of capital	4,023	1,309
Dividends paid in stock	2,026	682
Amortization of debt issuance costs	83	28
DCF	$11,580	$3,673

Liquidity and capital resources

We had total assets of $503.0 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and dividends receivable and any expenses that may have been prepaid. During the 3rd quarter 2014, total assets increased approximately $46.2 million. This change was primarily the result of a $51.7 million increase in the value of our investments as reflected by the change in realized and unrealized gains on investments (excluding return of capital on distributions), net sales during the quarter of approximately $4.4 million and a decrease in receivables of approximately $1.1 million.

Total leverage outstanding at August 31, 2014 was $89.6 million, a decrease of $0.4 million as compared to May 31, 2014. Outstanding leverage is comprised of $49 million in senior notes, $16 million in preferred shares and $24.6 million outstanding under the credit facility, with approximately 61 percent of leverage with fixed rates and a weighted average maturity of 2.9 years. Total leverage represented 17.8 percent of total assets at August 31, 2014, as compared to 19.7 percent as of May 31, 2014 and 21.5 percent as of August 31, 2013. This is below our long-term target level of 25 percent of total assets, allowing the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 30 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

Our longer-term leverage (excluding our bank credit facility) of $65 million is comprised of 75 percent private placement debt and 25 percent private placement preferred equity with a weighted average fixed rate of 3.34 percent and remaining weighted average laddered maturity of approximately 3.7 years.

We use leverage to acquire equity investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Notes 9, 10 and 11 in the Notes to Financial Statements. Our coverage ratios are updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We have begun relying on a prior exemption obtained by our Adviser permitting us to make periodic distributions of long-term capital gains. We may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, distributions paid to common stockholders for the calendar year ended December 31, 2013 were approximately 41 percent QDI, 25 percent ordinary dividend income, 32 percent long-term capital gain, and 2 percent return of capital. A holder of our common stock would reduce their cost basis for income tax purposes by the amount designated as return of capital. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com. We currently estimate that 80 to 100 percent of 2014 distributions will be characterized as dividend income and capital gains, with the remaining percentage, if any, characterized as return of capital. A final determination of the characterization will be made in January 2015.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

9	2014 3rd Quarter Report

Schedule of Investments (unaudited)
August 31, 2014

	Shares	Fair Value
Common Stock — 81.4%(1)
Crude/Refined Products Pipelines — 9.2%(1)
Canada — 8.0%(1)
Enbridge Inc.	268,300	$13,374,755
Inter Pipeline Ltd.	314,300	10,487,266
Pembina Pipeline Corporation	199,200	9,154,809
United States — 1.2%(1)
Plains GP Holdings, L.P.	153,000	4,721,580
		37,738,410
Local Distribution Companies — 9.3%(1)
United States — 9.3%(1)
CenterPoint Energy, Inc.	499,000	12,395,160
NiSource Inc.	652,100	25,868,807
		38,263,967
Marine Transportation — 1.9%(1)
Republic of the Marshall Islands — 1.9%(1)
Teekay Offshore Partners L.P.	223,330	7,870,149
Natural Gas Gathering Pipelines — 5.7%(1)
United States — 5.7%(1)
Targa Resources Corp.	166,600	23,249,030
Natural Gas Pipelines — 38.4%(1)
Canada — 2.5%(1)
TransCanada Corporation	187,700	10,094,506
United States — 35.9%(1)
Kinder Morgan, Inc.	138,500	5,576,010
ONEOK, Inc.	625,754	43,927,931
Spectra Energy Corp.	1,017,545	42,390,925
Williams Companies, Inc.	932,500	55,427,800
		157,417,172
Oil and Gas Production — 15.0%(1)
United States — 15.0%(1)
Anadarko Petroleum Corporation(2)	38,299	4,315,914
Antero Resources Corporation(2)(3)	24,900	1,440,465
Cabot Oil & Gas Corporation(2)	108,000	3,622,320
Carrizo Oil & Gas, Inc.(2)(3)	16,800	1,053,696
Chesapeake Energy Corporation(2)	59,800	1,626,560
Cimarex Energy Co.(2)	22,000	3,193,520
Concho Resources Inc.(2)(3)	34,900	4,957,196
Continental Resources, Inc.(2)(3)	36,800	5,935,472
Eclipse Resources Corporation(3)	41,614	761,120
EOG Resources, Inc.(2)	53,700	5,900,556
Hess Corporation(2)	13,300	1,344,630
Marathon Oil Corporation(2)	120,800	5,036,152
Newfield Exploration Company(2)(3)	71,000	3,182,220
Noble Energy, Inc.(2)	44,400	3,203,016
Occidental Petroleum Corporation(2)	31,400	3,257,122
Pioneer Natural Resources Company(2)	27,700	5,779,605
Range Resources Corporation(2)	50,200	3,945,218
Rice Energy Inc.(2)(3)	38,520	1,127,866
Whiting Petroleum Corporation(2)(3)	20,200	1,871,732
		61,554,380
Power/Utility — 1.9%(1)
United States — 1.9%(1)
NRG Yield, Inc.	145,100	7,891,989
Total Common Stock
(Cost $216,541,291)		333,985,097
Master Limited Partnerships
and Related Companies — 40.9%(1)
Crude/Refined Products Pipelines — 17.4%(1)
United States — 17.4%(1)
Buckeye Partners, L.P.	83,000	6,557,000
Enbridge Energy Management, L.L.C.(4)	588,254	21,071,269
Genesis Energy L.P.	18,700	1,041,590
Magellan Midstream Partners, L.P.	93,000	7,805,490
MPLX LP	102,268	6,238,348
Oiltanking Partners, L.P.	25,600	1,256,704
Phillips 66 Partners LP	59,100	4,373,400
Plains All American Pipeline, L.P.	194,400	11,650,392
Rose Rock Midstream, L.P.	28,714	1,751,267
Sunoco Logistics Partners L.P.	148,800	7,362,624
Tesoro Logistics LP	16,700	1,173,676
Valero Energy Partners LP	23,059	1,229,275
		71,511,035

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	10

Schedule of Investments (unaudited) (continued)
August 31, 2014

	Shares	Fair Value
Natural Gas/Natural Gas Liquids Pipelines — 16.2%(1)
United States — 16.2%(1)
Crestwood Midstream Partners LP	165,333	$3,862,179
Energy Transfer Partners, L.P.	177,700	10,208,865
Enterprise Products Partners L.P.	326,400	13,261,632
Kinder Morgan Management, LLC(4)	264,264	25,823,874
ONEOK Partners, L.P.	48,900	2,906,127
Regency Energy Partners LP	189,149	6,238,134
Williams Partners L.P.	75,200	3,986,352
		66,287,163
Natural Gas Gathering/Processing — 7.3%(1)
United States — 7.3%(1)
Access Midstream Partners, L.P.	76,928	4,950,317
DCP Midstream Partners, LP	97,900	5,539,182
EnLink Midstream Partners, L.P.	55,955	1,734,045
MarkWest Energy Partners, L.P.	87,300	6,960,429
Targa Resources Partners LP	70,000	5,208,000
Western Gas Equity Partners, LP	46,500	2,787,675
Western Gas Partners LP	36,300	2,812,887
		29,992,535
Total Master Limited Partnerships
and Related Companies (Cost $106,284,525)		167,790,733
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(5) (Cost $83,492)	83,492	83,492
Total Investments — 122.3%(1)
(Cost $322,909,308)		501,859,322
Senior Notes — (11.9%)(1)		(49,000,000)
Mandatory Redeemable Preferred Stock
at Liquidation Value — (3.9%)(1)		(16,000,000)
Total Value of Options Written
(Premiums received $620,141) — (0.4%)(1)		(1,483,825)
Other Assets and Liabilities — (6.1%)(1)		(24,970,344)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$410,405,153

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	All or a portion of the security represents cover for outstanding call option contracts written.
(3)	Non-income producing security.
(4)	Security distributions are paid-in-kind.
(5)	Rate indicated is the current yield as of August 31, 2014.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

11	2014 3rd Quarter Report

Schedule of Options Written (unaudited)
August 31, 2014

	Expiration	Strike		Fair
Call Options Written	Date	Price	Contracts	Value
Anadarko Petroleum Corporation	September 2014	$115.00	382	$(63,030)
Antero Resources Corporation	September 2014	60.00	249	(13,073)
Cabot Oil & Gas Corporation	September 2014	35.00	1,080	(16,200)
Carrizo Oil & Gas, Inc.	September 2014	62.50	168	(31,920)
Chesapeake Energy Corporation	September 2014	27.00	598	(41,262)
Cimarex Energy Co.	September 2014	145.00	220	(74,800)
Concho Resources Inc.	September 2014	140.00	349	(163,332)
Continental Resources, Inc.	September 2014	150.00	368	(429,088)
EOG Resources, Inc.	September 2014	110.00	537	(107,937)
Hess Corporation	September 2014	105.00	133	(3,857)
Marathon Oil Corporation	September 2014	41.00	1,208	(134,088)
Newfield Exploration Company	September 2014	43.00	710	(159,750)
Noble Energy, Inc.	September 2014	75.00	444	(17,760)
Occidental Petroleum Corporation	September 2014	105.00	314	(19,782)
Pioneer Natural Resources Company	September 2014	215.00	277	(48,475)
Range Resources Corporation	September 2014	80.00	502	(50,200)
Rice Energy Inc.	September 2014	30.00	385	(28,875)
Whiting Petroleum Corporation	September 2014	90.00	202	(80,396)
Total Value of Call Options Written
(Premiums received $620,141)				$(1,483,825)

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	12

Statement of Assets & Liabilities (unaudited)
August 31, 2014

Assets
Investments at fair value (cost $322,909,308)	$501,859,322
Receivable for Adviser fee waiver	123,253
Dividends receivable	663,649
Prepaid expenses and other assets	401,849
Total assets	503,048,073
Liabilities
Options written, at fair value
(premiums received $620,141)	1,483,825
Payable to Adviser	903,853
Accrued directors’ fees and expenses	1,831
Accrued expenses and other liabilities	653,411
Credit facility borrowings	24,600,000
Senior notes	49,000,000
Mandatory redeemable preferred stock
($25.00 liquidation value per share;
640,000 shares outstanding)	16,000,000
Total liabilities	92,642,920
Net assets applicable to
common stockholders	$410,405,153
Net Assets Applicable to Common Stockholders
Consist of:
Capital stock, $0.001 par value;
10,016,413 shares issued and outstanding
(100,000,000 shares authorized)	$10,016
Additional paid-in capital	232,308,123
Net unrealized appreciation	178,087,014
Net assets applicable to
common stockholders	$410,405,153
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$40.97

Statement of Operations (unaudited)
Period from December 1, 2013 through
August 31, 2014

Investment Income
Dividends and distributions from common stock
(net of foreign taxes withheld of $130,329)	$6,244,101
Distributions from master limited partnerships	3,797,974
Less return of capital on distributions	(4,023,014)
Net dividends and distributions from investments	6,019,061
Dividends from money market mutual funds	74
Total Investment Income	6,019,135
Operating Expenses
Advisory fees	3,614,658
Administrator fees	132,523
Professional fees	105,292
Directors’ fees	61,840
Stockholder communication expenses	52,683
Fund accounting fees	42,420
Custodian fees and expenses	20,351
Registration fees	18,328
Stock transfer agent fees	9,206
Other operating expenses	35,488
Total Operating Expenses	4,092,789
Leverage Expenses
Interest expense	1,346,113
Distributions to mandatory redeemable
preferred stockholders	514,801
Amortization of debt issuance costs	83,337
Other leverage expenses	61,915
Total Leverage Expenses	2,006,166
Total Expenses	6,098,955
Less fees waived by Adviser	(509,483)
Net Expenses	5,589,472
Net Investment Income	429,663
Realized and Unrealized Gains (Losses)
Net realized gain on investments,
including foreign currency gain (loss)	11,463,299
Net realized loss on options	(2,001,774)
Net realized loss on foreign currency
and translation of other assets and
liabilities denominated in foreign currency	(5,637)
Net realized gain	9,455,888
Net unrealized appreciation of investments,
including foreign currency gain (loss)	110,080,241
Net unrealized depreciation of options	(1,114,640)
Net unrealized appreciation of other assets and
liabilities due to foreign currency translation	2,008
Net unrealized appreciation	108,967,609
Net Realized and Unrealized Gains	118,423,497
Net Increase in Net Assets Applicable
to Common Stockholders Resulting
from Operations	$118,853,160

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

13	2014 3rd Quarter Report

Statement of Changes in Net Assets

	Period from
	December 1, 2013
	through	Year Ended
	August 31, 2014	November 30, 2013
	(unaudited)
Operations
Net investment income	$429,663	$999,346
Net realized gain	9,455,888	14,046,374
Net unrealized appreciation	108,967,609	52,210,779
Net increase in net assets applicable to common stockholders
resulting from operations	118,853,160	67,256,499
Distributions to Common Stockholders
Net investment income	(4,518,950)	(5,763,083)
Net realized gain	(4,901,164)	(10,291,818)
Return of capital	(2,824,951)	(261,899)
Total distributions to common stockholders	(12,245,065)	(16,316,800)
Capital Stock Transactions
Issuance of 12,213 common shares from reinvestment of distributions to stockholders	—	349,292
Total increase in net assets applicable to common stockholders	106,608,095	51,288,991
Net Assets
Beginning of period	303,797,058	252,508,067
End of period	$410,405,153	$303,797,058
Undistributed net investment income, end of period	$—	$4,089,287

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	14

Statement of Cash Flows (unaudited)
Period from December 1, 2013 through August 31, 2014

Cash Flows From Operating Activities
Dividends and distributions received from common stock and money market mutual funds	$6,274,755
Distributions received from master limited partnerships	3,797,974
Purchases of long-term investments	(51,287,656)
Proceeds from sales of long-term investments	58,447,980
Purchases of short-term investments, net	(13,032)
Call options written, net	(2,033,168)
Interest expense paid	(1,339,972)
Other leverage expenses paid	(82,735)
Distributions to mandatory redeemable preferred stockholders	(514,801)
Operating expenses paid	(3,404,280)
Net cash provided by operating activities	9,845,065
Cash Flows From Financing Activities
Advances from revolving credit facility	34,000,000
Repayments on revolving credit facility	(31,600,000)
Distributions paid to common stockholders	(12,245,065)
Net cash used in financing activities	(9,845,065)
Net change in cash	—
Cash — beginning of period	—
Cash — end of period	$—
Reconciliation of net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities
Net increase in net assets applicable to common stockholders resulting from operations	$118,853,160
Adjustments to reconcile net increase in net assets applicable to common stockholders resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(51,287,656)
Proceeds from sales of long-term investments	58,447,980
Purchases of short-term investments, net	(13,032)
Call options written, net	(2,033,168)
Return of capital on distributions received	4,023,014
Net unrealized appreciation	(108,967,609)
Net realized gain	(9,455,888)
Amortization of debt issuance costs	83,337
Changes in operating assets and liabilities:
Decrease in dividends receivable	30,580
Increase in prepaid expenses and other assets	(36,515)
Increase in payable to Adviser, net of fee waiver	190,078
Increase in accrued expenses and other liabilities	10,784
Total adjustments	(109,008,095)
Net cash provided by operating activities	$9,845,065

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

15	2014 3rd Quarter Report

Financial Highlights

	Period from			Period from
	December 1, 2013			October 31, 2011(1)
	through	Year Ended	Year Ended	through
	August 31, 2014	November 30, 2013	November 30, 2012	November 30, 2011
	(unaudited)
Per Common Share Data(2)
Net Asset Value, beginning of period	$30.33	$25.24	$24.42	$—
Public offering price	—	—	—	25.00
Income from Investment Operations
Net investment income (loss)(3)	0.04	0.10	0.12	(0.02)
Net realized and unrealized gains(3)	11.82	6.62	2.33	0.61
Total income from investment operations	11.86	6.72	2.45	0.59
Distributions to Common Stockholders
Net investment income	(0.45)	(0.57)	(0.24)	—
Net realized gain	(0.49)	(1.03)	(1.07)	—
Return of capital	(0.28)	(0.03)	(0.32)	—
Total distributions to common stockholders	(1.22)	(1.63)	(1.63)	—
Underwriting discounts and offering costs on
issuance of common stock(4)	—	—	—	(1.17)
Net Asset Value, end of period	$40.97	$30.33	$25.24	$24.42
Per common share market value, end of period	$36.46	$28.11	$24.15	$25.01
Total Investment Return Based on Market Value(5)(6)	34.65%	23.44%	3.18%	0.04%
Supplemental Data and Ratios
Net assets applicable to common stockholders,
end of period (000’s)	$410,405	$303,797	$252,508	$244,264
Average net assets (000’s)	$350,105	$289,876	$253,815	$237,454
Ratio of Expenses to Average Net Assets(7)
Advisory fees	1.38%	1.42%	1.44%	1.17%
Other operating expenses	0.18	0.19	0.21	0.56
Total operating expenses, before fee waiver	1.56	1.61	1.65	1.73
Fee waiver	(0.19)	(0.26)	(0.33)	(0.27)
Total operating expenses	1.37	1.35	1.32	1.46
Leverage expenses	0.76	0.90	1.03	0.31
Total expenses	2.13%	2.25%	2.35%	1.77%

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	16

Financial Highlights (continued)

	Period from			Period from
	December 1, 2013			October 31, 2011(1)
	through	Year Ended	Year Ended	through
	August 31, 2014	November 30, 2013	November 30, 2012	November 30, 2011
	(unaudited)
Ratio of net investment income (loss) to average net assets
before fee waiver(7)	(0.03)%	0.08%	0.16%	(1.12)%
Ratio of net investment income (loss) to average net assets
after fee waiver(7)	0.16%	0.34%	0.49%	(0.85)%
Portfolio turnover rate(5)	11.65%	31.43%	34.65%	1.68%
Credit facility borrowings, end of period (000’s)	$24,600	$22,200	$16,600	—
Senior notes, end of period (000’s)	$49,000	$49,000	$49,000	$24,500
Preferred stock, end of period (000’s)	$16,000	$16,000	$16,000	$8,000
Per common share amount of senior notes
outstanding, end of period	$4.89	$4.89	$4.90	$2.45
Per common share amount of net assets, excluding
senior notes, end of period	$45.86	$35.22	$30.14	$26.87
Asset coverage, per $1,000 of principal amount
of senior notes and credit facility borrowings(8)	$6,794	$5,492	$5,093	$11,296
Asset coverage ratio of senior notes and
credit facility borrowings(8)	679%	549%	509%	1,130%
Asset coverage, per $25 liquidation value per share
of mandatory redeemable preferred stock(9)	$140	$112	$102	$213
Asset coverage ratio of preferred stock(9)	558%	448%	409%	852%

(1)	Commencement of Operations.
(2)	Information presented relates to a share of common stock outstanding for the entire period.
(3)

The per common share data for the years ended November 30, 2013 and 2012 and the period from October 31, 2011 through November 30, 2011 do not reflect the change in estimate of investment income and return of capital. See Note 2C to the financial statements for further disclosure.

(4)	Represents the dilution per common share from underwriting and other offering costs for the period from October 31, 2011 through November 30, 2011.
(5)	Not annualized for periods less than one full year.
(6)

Total investment return is calculated assuming a purchase of common stock at the beginning of the period (or initial public offering price) and a sale at the closing price on the last day of the period reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.

(7)	Annualized for periods less than one full year.
(8)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes and credit facility borrowings outstanding at the end of the period.

(9)

Represents value of total assets less all liabilities and indebtedness not represented by senior notes, credit facility borrowings and preferred stock at the end of the period divided by senior notes, credit facility borrowings and preferred stock outstanding at the end of the period.

See accompanying Notes to Financial Statements.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

17	2014 3rd Quarter Report

Notes to Financial Statements (unaudited)
August 31, 2014

1. Organization

Tortoise Pipeline & Energy Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 19, 2011, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of total return, with an emphasis on current distributions. The Company seeks to provide its stockholders an efficient vehicle to invest in a portfolio consisting primarily of equity securities of pipeline and other energy infrastructure companies. The Company commenced operations on October 31, 2011. The Company’s stock is listed on the New York Stock Exchange under the symbol “TTP.”

2. Significant accounting policies

A. Use of estimates
The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment valuation
The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 30 percent of its total assets in unregistered or otherwise restricted securities. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in restricted securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that will affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures. The Company did not hold any restricted securities at August 31, 2014.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

Exchange-traded options are valued at the mean of the highest bid and lowest asked prices across all option exchanges.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

C. Security transactions and investment income
Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

For the period from December 1, 2012 through November 30, 2013, the Company estimated the allocation of investment income and return of capital for distributions received from investments within the Statement of Operations. For this

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	18

Notes to Financial Statements (unaudited) (continued)

period, the Company had estimated approximately 7 percent of total distributions as investment income and 93 percent as return of capital.

Subsequent to November 30, 2013, the Company reallocated the amount of investment income and return of capital it recognized for the period from December 1, 2012 through November 30, 2013 based on the 2013 tax reporting information received from the individual MLPs. This reclassification amounted to a decrease in net investment income of approximately $356,000 or $0.036 per share, an increase in unrealized appreciation of investments of approximately $290,000 or $0.029 per share, and an increase in realized gains of approximately $66,000 or $0.007 per share for the period from December 1, 2013 through August 31, 2014.

Subsequent to the period ended February 28, 2014, the Company reallocated the amount of investment income and return of capital it recognized in the current fiscal year based on its revised 2014 estimates, after considering the final allocations for 2013. This reclassification amounted to a decrease in net investment income of approximately $13,000 or $0.001 per share, an increase in unrealized appreciation of investments of approximately $1,000 or less than $0.001 per share, and an increase in realized gains of approximately $12,000 or $0.001 per share.

In addition, the Company may be subject to withholding taxes on foreign-sourced income. The Company accrues such taxes when the related income is earned.

D. Foreign currency translation
For foreign currency, investments in foreign securities, and other assets and liabilities denominated in a foreign currency, the Company translates these amounts into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the current rate of exchange on the valuation date, and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange on the respective dates of such transactions. The Company does not isolate that portion of gains and losses on investments that is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity securities.

E. Distributions to stockholders
Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make quarterly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

For the year ended November 30, 2013, the Company’s distributions to common stockholders for tax purposes were comprised of 66 percent dividend income, 32 percent long-term capital gain, and 2 percent return of capital. The tax character of distributions paid to common stockholders for the current year will be determined subsequent to November 30, 2014.

Distributions to mandatory redeemable preferred (“MRP”) stockholders are accrued daily and paid quarterly based on a fixed annual rate. The Company may not declare or pay distributions to its preferred stockholders if it does not meet a 200 percent asset coverage ratio for its debt or the rating agency basic maintenance amount for the debt following such distribution. The character of distributions to MRP stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

F. Federal income taxation
The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a 4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

19	2014 3rd Quarter Report

Notes to Financial Statements (unaudited) (continued)

Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. All tax years since inception remain open to examination by federal and state tax authorities.

G. Offering and debt issuance costs
Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes and MRP Stock are capitalized and amortized over the period the debt and MRP Stock is outstanding.

H. Derivative financial instruments
The Company seeks to provide current income from gains earned through an option strategy which will normally consist of writing (selling) call options on selected equity securities in the portfolio (“covered calls”). The premium received on a written call option will initially be recorded as a liability and subsequently adjusted to the then current fair value of the option written. Premiums received from writing call options that expire unexercised will be recorded as a realized gain on the expiration date. Premiums received from writing call options that are exercised will be added to the proceeds from the sale of the underlying security to calculate the realized gain (loss). If a written call option is repurchased prior to its exercise, the realized gain (loss) will be the difference between the premium received and the amount paid to repurchase the option.

I. Indemnifications
Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration risk

Under normal circumstances, the Company will have at least 80 percent of its total assets (including any assets obtained through leverage) in equity securities of pipeline and other energy infrastructure companies. Energy infrastructure companies own and operate a network of asset systems that transport, store, distribute, gather and/or process, explore, develop, manage or produce crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids (“NGLs”) or that provide electric power generation (including renewable energy), transmission and/or distribution. The Company may invest up to 30 percent of its total assets in restricted securities, primarily through direct investments in securities of listed companies. The Company may also invest up to 25 percent of its total assets in securities of MLPs. The Company will not invest in privately-held companies.

4. Agreements

The Company has entered into an Investment Advisory Agreement with the Adviser. Under the terms of the Agreement, the Company pays the Adviser a fee equal to an annual rate of 1.10 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived fees in an amount equal to an annual rate of 0.20 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013 and has contractually agreed to waive fees in an amount equal to 0.15 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.01 percent on the next $500,000,000 of Managed Assets and 0.005 percent on the balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s domestic assets and 0.015 percent of the average daily market value of the Company’s Canadian Dollar-denominated assets, plus portfolio transaction fees.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	20

Notes to Financial Statements (unaudited) (continued)

5. Income taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences, if any, may result in reclassifications to undistributed net investment income (loss), undistributed net realized gain (loss) and additional paid-in capital.

As of November 30, 2013, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$73,235,114
Other temporary differences*	(4,581,146)
Accumulated earnings	$68,653,968

*	Other temporary differences primarily relate to losses deferred under straddle regulations per IRC Code Sec. 1092.

As of August 31, 2014, the aggregate cost of securities for federal income tax purposes was $308,845,383. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $193,832,022, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $818,083 and the net unrealized appreciation was $193,013,939.

6. Fair value of financial instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets and liabilities by level within the fair value hierarchy as of August 31, 2014. These assets and liabilities are measured on a recurring basis.

	Fair Value
	at August 31,
Description	2014	Level 1	Level 2	Level 3
Assets
Equity Securities:
Common Stock(a)	$333,985,097	$333,985,097	$—	$—
Master Limited Partnerships
and Related Companies(a)	167,790,733	167,790,733	—	—
Total Equity Securities	501,775,830	501,775,830	—	—
Other Securities:
Short-Term Investment(b)	83,492	83,492	—	—
Total Assets	$501,859,322	$501,859,322	$—	$—
Liabilities
Written Call Options	$1,483,825	$1,483,825	$—	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at August 31, 2014.

The Company did not hold any Level 3 securities during the period ended August 31, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels during the period ended August 31, 2014.

Valuation techniques
In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments and liabilities.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

7. Derivative financial instruments

The Company has adopted the disclosure provisions of FASB Accounting Standard Codification 815, Derivatives and Hedging (“ASC 815”). ASC 815 requires enhanced disclosures about the Company’s use of and accounting for derivative instruments and the effect of derivative

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

21	2014 3rd Quarter Report

Notes to Financial Statements (unaudited) (continued)

instruments on the Company’s results of operations and financial position. Tabular disclosure regarding derivative fair value and gain/loss by contract type (e.g., interest rate contracts, foreign exchange contracts, credit contracts, etc.) is required and derivatives accounted for as hedging instruments under ASC 815 must be disclosed separately from those that do not qualify for hedge accounting. Even though the Company may use derivatives in an attempt to achieve an economic hedge, the Company’s derivatives are not accounted for as hedging instruments under ASC 815 because investment companies account for their derivatives at fair value and record any changes in fair value in current period earnings.

Transactions in written option contracts for the period from December 1, 2013 through August 31, 2014, are as follows:

	Number of
	Contracts	Premium
Options outstanding at November 30, 2013	8,720	$651,535
Options written	75,927	5,319,311
Options closed	(68,916)	(4,900,385)
Options exercised	(2,017)	(135,757)
Options expired	(5,588)	(314,563)
Options outstanding at August 31, 2014	8,126	$620,141

The following table presents the types and fair value of derivatives by location as presented on the Statement of Assets and Liabilities at August 31, 2014:

	Liabilities
Derivatives not accounted for as
hedging instruments under ASC 815	Location	Fair Value
Written equity call options	Options written, at fair value	$1,483,825

The following table presents the effect of derivatives on the Statement of Operations for the period ended August 31, 2014:

	Location of Losses on Derivatives
		Net Unrealized
Derivatives not accounted for as	Net Realized Loss	Depreciation
hedging instruments under ASC 815	on Options	of Options
Written equity call options	$(2,001,774)	$(1,114,640)

8. Investment transactions

For the period from December 1, 2013 through August 31, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $51,287,656 and $58,447,980 (excluding short-term debt securities), respectively.

9. Senior Notes

The Company has $49,000,000 aggregate principal amount of private senior notes (collectively, the “Notes”) outstanding. The Notes are unsecured obligations of the Company and, upon liquidation, dissolution or winding up of the Company, will rank: (1) senior to all of the Company’s outstanding preferred shares; (2) senior to all of the Company’s outstanding common shares; (3) on parity with any unsecured creditors of the Company and any unsecured senior securities representing indebtedness of the Company and (4) junior to any secured creditors of the Company. Holders of the Notes are entitled to receive periodic cash interest payments each quarter until maturity. The Notes are not listed on any exchange or automated quotation system.

The Notes are redeemable in certain circumstances at the option of the Company. The Notes are also subject to a mandatory redemption if the Company fails to meet asset coverage ratios required under the 1940 Act or the rating agency guidelines if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its senior notes.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the Notes and the AAA corporate finance debt rate. The estimated fair value of the Series A Notes approximates the carrying amount because the interest rate fluctuates with changes in interest rates available in the current market. The estimated fair values in the table below are Level 2 valuations within the fair value hierarchy. The following table shows the maturity date, interest rate, payment frequency, notional/carrying amount and estimated fair value for each series of Notes outstanding at August 31, 2014.

				Notional/
	Maturity	Interest	Payment	Carrying	Estimated
Series	Date	Rate	Frequency	Amount	Fair Value
Series A	December 15, 2016	1.98% (1)	Quarterly	$10,000,000	$10,000,000
Series B	December 15, 2014	2.50%	Quarterly	17,000,000	17,146,574
Series C	December 15, 2018	3.49%	Quarterly	6,000,000	6,249,235
Series D	December 15, 2021	4.08%	Quarterly	16,000,000	16,960,227
				$49,000,000	$50,356,036

(1)	Floating rate resets each quarter based on 3-month LIBOR plus 1.75 percent. The current rate is effective for the period from June 15, 2014 through September 15, 2014. The weighted-average interest rate for the period from December 1, 2013 through August 31, 2014 was 1.99 percent.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	22

Notes to Financial Statements (unaudited) (continued)

10. Preferred stock

The Company has 10,000,000 shares of preferred stock authorized. Of that amount, the Company has 640,000 shares of Series A Mandatory Redeemable Preferred (“MRP”) Stock authorized and 640,000 shares are outstanding at August 31, 2014. The MRP Stock has a liquidation value of $25.00 per share plus any accumulated but unpaid distributions, whether or not declared. Holders of the MRP Stock are entitled to receive cash interest payments each quarter at a fixed rate until maturity. The MRP Stock is not listed on any exchange or automated quotation system.

The MRP Stock has rights determined by the Board of Directors. Except as otherwise indicated in the Company’s Charter or Bylaws, or as otherwise required by law, the holders of MRP Stock have voting rights equal to the holders of common stock (one vote per MRP share) and will vote together with the holders of shares of common stock as a single class except on matters affecting only the holders of preferred stock or the holders of common stock. The 1940 Act requires that the holders of any preferred stock (including MRP Stock), voting separately as a single class, have the right to elect at least two directors at all times.

The estimated fair value of MRP Stock was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued preferred stock and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent preferred stock issuance, the spread between the AA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date plus the spread between the fixed rates of the MRP Stock and the AA corporate finance debt rate. The estimated fair value in the table below is a Level 2 valuation within the fair value hierarchy. The following table shows the mandatory redemption date, fixed rate, number of shares outstanding, aggregate liquidation preference and estimated fair value as of August 31, 2014.

	Mandatory			Aggregate
	Redemption		Shares	Liquidation	Estimated
Series	Date	Fixed Rate	Outstanding	Preference	Fair Value
Series A	December 15, 2018	4.29%	640,000	$16,000,000	$16,817,441

The MRP Stock is redeemable in certain circumstances at the option of the Company. Under the Investment Company Act of 1940, the Company may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding MRP Stock would be less than 200 percent. The MRP Stock is also subject to a mandatory redemption if the Company fails to meet an asset coverage ratio of at least 225 percent as determined in accordance with the 1940 Act or a rating agency basic maintenance amount if such failure is not waived or cured. At August 31, 2014, the Company was in compliance with asset coverage covenants and basic maintenance covenants for its MRP Stock.

11. Credit facility

As of August 31, 2014, the Company has a $30,000,000 unsecured credit facility that matures on June 15, 2015. The Bank of Nova Scotia serves as a lender and the lending syndicate agent on behalf of other lenders participating in the facility. Outstanding balances generally accrue interest at a variable annual rate equal to one-month LIBOR plus 1.125 percent and unused portions of the credit facility accrue a non-usage fee equal to an annual rate of 0.15 percent.

The average principal balance and interest rate for the period during which the credit facility was utilized during the period ended August 31, 2014 was approximately $22,700,000 and 1.28 percent, respectively. At August 31, 2014, the principal balance outstanding was $24,600,000 at an interest rate of 1.28 percent.

Under the terms of the credit facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At August 31, 2014, the Company was in compliance with the terms of the credit facility.

12. Common stock

The Company has 100,000,000 shares of capital stock authorized and 10,016,413 shares outstanding at August 31, 2014 and November 30, 2013.

13. Subsequent events

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

23	2014 3rd Quarter Report

Additional Information (unaudited)

Director and officer compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the period ended August 31, 2014, the aggregate compensation paid by the Company to the independent directors was $57,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-looking statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy voting policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available on the Company’s Web site at www.tortoiseadvisors.com.

Statement of additional information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer submitted to the New York Stock Exchange the annual CEO certification in 2012 as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

2014 3rd Quarter Report	26

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of
Tortoise Pipeline & Energy Fund, Inc.
H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

Custodian
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

Transfer, Dividend Disbursing
and Reinvestment Agent
Computershare Trust Company, N.A. /
Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

Legal Counsel
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

Investor Relations
(866) 362-9331
info@tortoiseadvisors.com

Stock Symbol
Listed NYSE Symbol: TTP

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,566	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$483

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,433	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$483

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$267

(1) As of 9/30/14

Tortoise Pipeline & Energy Fund, Inc.	www.tortoiseadvisors.com

Investment Adviser to
Tortoise Pipeline & Energy Fund, Inc.
11550 Ash Street, Suite 300
Leawood, KS 66211

www.tortoiseadvisors.com